Exhibit 99.1
R1 RCM Reports Third Quarter 2024 Results
Murray, Utah - November 5, 2024 - R1 RCM Inc. (NASDAQ: RCM) (“R1” or the “Company”), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months ended September 30, 2024.
Third Quarter 2024 Results:
•Revenue of $656.8 million, up $84.0 million or 14.7% compared to the same period last year.
•GAAP net loss of $19.9 million, compared to net income of $1.3 million in the same period last year.
•Adjusted EBITDA of $148.2 million, compared to adjusted EBITDA of $161.5 million in the same period last year.
The quarter reflects impacts to both revenue and costs as a result of recent vendor and customer outages.
“R1 continued to successfully execute the onboarding of our newest end-to-end partner while navigating previously disclosed industry and customer-specific technology outages,” stated Jennifer Williams, R1 CFO. “We are proud of the work our global associates are doing on behalf of our customers and remain committed to delivering positive outcomes for the provider industry.”
Guidance
Due to the previously announced proposed acquisition of R1, the Company is not providing financial guidance.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, including the amortization of cloud computing arrangement implementation fees, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including costs incurred in connection with acquisition and integration initiatives, including costs related to the proposed Merger, exit activities, strategic and transformation initiatives to improve the Company’s business alignment and cost structure, review of strategic alternatives, and stockholder litigation. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.
Tables 4 through 7 present a reconciliation of GAAP financial measures to non-GAAP financial measures. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements about the Company’s current expectations relating to the merger of Project Raven Merger Sub, Inc. with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) and the other transactions contemplated in the Merger Agreement, dated as of July 31, 2024, among the Company, Raven Acquisition Holdings, LLC and Project Raven Merger Sub, Inc.(collectively, the “Transaction”), the Company’s strategy, future operations, future financial position, projected costs, prospects, plans, challenges faced by health systems and their revenue cycle operations and the role of business therein, objectives of management, ability to successfully deliver on commitments to customers, impacts of recent cyberattacks, including the Ascension cyberattack and the Change Healthcare cyberattack, and a customer bankruptcy on the business, ability to deploy new business as planned, ability to successfully implement new technologies, ability to complete or integrate acquisitions as planned and to realize the expected benefits from acquisitions, including the acquisition of Acclara, the expected outcome or impact of pending or threatened litigation, and expected market growth. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in its forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company does not undertake to update its forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. The Company’s actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder approval, and the satisfaction of other conditions to the completion of the Transaction; the ability of affiliates of Raven Acquisition Holdings, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; the risk that disruptions from the Transaction, including the diversion of management’s attention from the Company’s ongoing business operations and the previously disclosed expected Chief Executive Officer succession in connection with the Transaction will harm the Company’s business, including current plans and operations; the Company’s ability to retain and hire key personnel in light of the Transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; litigation relating to the Transaction instituted against the Company and the members of the Company’s Board of Directors arising out of the

Merger, including the effects or any outcomes related thereto, which may delay or prevent the Merger; economic downturns and market conditions beyond the Company’s control, including high inflation; the quality of global financial markets; the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisitions of Cloudmed and Acclara; the Company’s ability to retain existing customers or acquire new customers; the development of markets for the Company’s revenue cycle management offering; variability in the lead time of prospective customers; competition within the market; breaches or failures of the Company’s or their vendors’ information security measures or unauthorized access to a customer’s data; delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; disruptions in or damages to the Company’s global business services centers, third-party operated data centers or other services provided by other third-parties; the volatility of the Company’s stock price; the Company’s substantial indebtedness; and the factors set forth under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K, and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while driving revenue yield, reducing operating costs, and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:
R1 RCM Inc.
Investor Relations:
Evan Smith, CFA
516-743-5184
investorrelations@r1rcm.com

Media Relations:
Josh Blumenthal
media@r1rcm.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	September 30,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$167.3	$173.6
Accounts receivable, net of $27.7 million and $48.2 million allowance as of September 30, 2024 and December 31, 2023, respectively	317.6	243.3
Accounts receivable - related party, net of $0.1 million allowance as of September 30, 2024 and December 31, 2023	38.4	26.1
Current portion of contract assets, net	100.8	94.4
Prepaid expenses and other current assets	144.8	95.9
Total current assets	768.9	633.3
Property, equipment and software, net	209.3	173.7
Operating lease right-of-use assets	71.8	62.5
Non-current portion of contract assets, net	43.3	37.7
Non-current portion of deferred contract costs	34.3	30.4
Intangible assets, net	1,508.8	1,310.7
Goodwill	3,045.6	2,629.4
Deferred tax assets	10.8	10.9
Other assets	56.5	71.6
Total assets	$5,749.3	$4,960.2
Liabilities
Current liabilities:
Accounts payable	$34.4	$22.7
Current portion of customer liabilities	55.0	39.8
Current portion of customer liabilities - related party	5.3	5.2
Accrued compensation and benefits	152.3	126.3
Current portion of operating lease liabilities	22.7	19.3
Current portion of long-term debt	72.8	67.0
Accrued expenses and other current liabilities	87.1	65.9
Total current liabilities	429.6	346.2
Non-current portion of customer liabilities	1.9	2.7
Non-current portion of customer liabilities - related party	10.4	11.8
Non-current portion of operating lease liabilities	82.2	77.8
Long-term debt	2,136.7	1,570.5
Deferred tax liabilities	243.5	176.6
Other non-current liabilities	33.9	23.2
Total liabilities	2,938.2	2,208.8

Stockholders’ equity:
Common stock	4.5	4.5
Additional paid-in capital	3,334.7	3,197.4
Accumulated deficit	(199.3)	(136.7)
Accumulated other comprehensive loss	(11.3)	(5.9)
Treasury stock	(317.5)	(307.9)
Total stockholders’ equity	2,811.1	2,751.4
Total liabilities and stockholders’ equity	$5,749.3	$4,960.2

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net operating fees	$413.0	$368.0	$1,169.1	$1,086.8
Incentive fees	22.4	30.1	59.7	84.5
Modular and other	221.4	174.7	659.8	507.8
Net services revenue	656.8	572.8	1,888.6	1,679.1
Operating expenses:
Cost of services	545.5	447.5	1,549.4	1,328.1
Selling, general and administrative	62.3	54.7	184.9	164.3
Other expenses	33.2	29.4	101.4	87.9
Total operating expenses	641.0	531.6	1,835.7	1,580.3
Income from operations	15.8	41.2	52.9	98.8
Net interest expense	43.2	32.1	128.1	95.3
Income (loss) before income tax provision (benefit)	(27.4)	9.1	(75.2)	3.5
Income tax provision (benefit)	(7.5)	7.8	(12.6)	1.6
Net income (loss)	$(19.9)	$1.3	$(62.6)	$1.9

Net income (loss) per common share:
Basic	$(0.05)	$—	$(0.15)	$—
Diluted	$(0.05)	$—	$(0.15)	$—
Weighted average shares used in calculating net income (loss) per common share:
Basic	422,101,172	419,008,998	421,289,787	418,299,910
Diluted	422,101,172	456,364,024	421,289,787	454,837,597

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net income (loss)	$(62.6)	$1.9
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	242.7	205.6
Amortization of debt issuance costs	5.7	4.3
Share-based compensation	46.8	48.9
CoyCo 2 share-based compensation	12.7	5.4
Loss on disposal and right-of-use asset write-downs	0.6	10.3
Provision for credit losses	3.0	24.1
Deferred income taxes	(13.9)	(1.5)
Non-cash lease expense	10.2	8.7
Other	4.7	3.6
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(41.9)	(36.7)
Contract assets	(11.8)	(10.0)
Prepaid expenses and other assets	(44.6)	(22.0)
Accounts payable	5.8	(15.0)
Accrued compensation and benefits	4.0	12.0
Lease liabilities	(16.3)	(13.4)
Other liabilities	5.6	12.9
Customer liabilities and customer liabilities - related party	21.9	(17.8)
Net cash provided by operating activities	172.6	221.3
Investing activities
Purchases of property, equipment, and software	(83.6)	(81.1)
Acquisition of Acclara, net of cash acquired	(662.0)	—
Other	(7.1)	5.5
Net cash used in investing activities	(752.7)	(75.6)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	561.5	—
Borrowings on revolver	155.0	30.0
Repayment of senior secured debt	(54.6)	(37.1)
Repayments on revolver	(95.0)	(70.0)
Refund of inducement dividend	16.4	—
Payment of equity issuance costs	(0.4)	—
Exercise of vested stock options	1.4	1.3
Shares withheld for taxes	(9.7)	(20.0)
Other	(0.3)	5.3
Net cash provided by (used in) financing activities	574.3	(90.5)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(0.5)	(0.4)
Net (decrease) increase in cash, cash equivalents and restricted cash	(6.3)	54.8
Cash, cash equivalents and restricted cash, at beginning of period	173.6	110.1
Cash, cash equivalents and restricted cash, at end of period	$167.3	$164.9

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions, except percentages)

	Three Months Ended September 30,		2024 vs. 2023 Change		Nine Months Ended September 30,		2024 vs. 2023 Change
	2024	2023	Amount	%	2024	2023	Amount	%
Net income (loss)	$(19.9)	$1.3	$(21.2)	n.m.	$(62.6)	$1.9	$(64.5)	n.m.
Net interest expense	43.2	32.1	11.1	35%	128.1	95.3	32.8	34%
Income tax provision (benefit)	(7.5)	7.8	(15.3)	(196)%	(12.6)	1.6	(14.2)	(888)%
Depreciation and amortization expense	83.2	70.8	12.4	18%	242.7	205.6	37.1	18%
Share-based compensation expense	6.8	18.4	(11.6)	(63)%	46.8	48.9	(2.1)	(4)%
CoyCo 2 share-based compensation expense	9.2	1.7	7.5	441%	12.7	5.4	7.3	135%
Other expenses (1)	33.2	29.4	3.8	13%	101.4	87.9	13.5	15%
Adjusted EBITDA (non-GAAP)	$148.2	$161.5	$(13.3)	(8)%	$456.5	$446.6	$9.9	2%

(1) For details, see Note 9 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q.

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of services	$545.5	$447.5	$1,549.4	$1,328.1
Less:
Share-based compensation expense	5.1	11.9	28.2	30.7
CoyCo 2 share-based compensation expense	1.8	0.5	2.6	1.4
Depreciation and amortization expense	82.0	70.4	239.9	204.6
Non-GAAP cost of services	$456.6	$364.7	$1,278.7	$1,091.4

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Selling, general and administrative	$62.3	$54.7	$184.9	$164.3
Less:
Share-based compensation expense	1.7	6.5	18.6	18.2
CoyCo 2 share-based compensation expense	7.4	1.2	10.1	4.0
Depreciation and amortization expense	1.2	0.4	2.8	1.0
Non-GAAP selling, general and administrative	$52.0	$46.6	$153.4	$141.1

Table 7
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	September 30,	December 31,
	2024	2023
Senior Revolver	$60.0	$—
Term A Loans	1,116.0	1,162.5
Term B Loans	1,060.6	493.8
Total debt	2,236.6	1,656.3

Less:
Cash and cash equivalents	167.3	173.6
Net Debt	$2,069.3	$1,482.7